UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report : October 5, 2026

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices)

Registrant’s telephone number:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 21, 2026, The Kroger Co. (the “Company”) filed Registration Statement No. 333-295223 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415 registering an indeterminate amount of securities (the “Registration Statement”). Pursuant to a Prospectus Supplement dated September 28, 2026, the Company is issuing $650,000,000 of debt securities denominated 5.800% Senior Notes due 2032, and $850,000,000 of debt securities denominated 6.200% Senior Notes due 2036 (collectively, the “Notes”).

Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of debt securities. In connection with the issuance of the Notes, the Company has executed an Underwriting Agreement dated as of September 28, 2026 and entered into a Pricing Agreement dated as of September 28, 2026, by and among the Company, Citigroup Global Markets Inc.,

Mizuho Securities USA LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Underwriting Agreement is attached hereto as Exhibit 1.1 and the Pricing Agreement is attached hereto as Exhibit 1.1.1.

The form of Indenture for the Notes was filed as Exhibit 4.1 to the Registration Statement.

The Fifty-First Supplemental Indenture, relating to the 5.800% Senior Notes due 2032, dated as of October 5, 2026, between the Company and U.S. Bank Trust Company, National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between the Company and U.S. Bank Trust Company, National Association, as Trustee and is attached hereto as Exhibit 4.3.1.

The Fifty-Second Supplemental Indenture, relating to the 6.200% Senior Notes due 2036, dated as of October 5, 2026, between the Company and U.S. Bank Trust Company, National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between the Company and U.S. Bank Trust Company, National Association, as Trustee and is attached hereto as Exhibit 4.3.2.

An opinion of George H. Vincent, Esq., including his consent, is attached hereto as Exhibit 5.1. An opinion of Freshfields US LLP, including its consent, is attached hereto as Exhibit 5.2.

The Company expects to use the net proceeds of this offering to refinance debt that matures in October 2026 and for general corporate purposes.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 28, 2026.

1.1.1	Pricing Agreement, dated as of September 28, 2026, by and among the Company, Citigroup Global Markets Inc., Mizuho Securities USA LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 25, 1999, between the Company and Firstar Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 20, 1999).

4.3.1	Fifty-First Supplemental Indenture, relating to the 5.800% Senior Notes due 2032, dated as of October 5, 2026, between the Company and U.S. Bank Trust Company, National Association (formerly known as Firstar Bank, National Association), as Trustee.

4.3.2	Fifty-Second Supplemental Indenture, relating to the 6.200% Senior Notes due 2036, dated as of October 5, 2026, between the Company and U.S. Bank Trust Company, National Association (formerly known as Firstar Bank, National Association), as Trustee.

5.1	Opinion of George H. Vincent, Esq.

5.2	Opinion of Freshfields US LLP.

23.1	Consent of George H. Vincent, Esq., which is contained in his opinion filed as Exhibit 5.1.

23.2	Consent of Freshfields US LLP, which is contained in its opinion filed as Exhibit 5.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kroger Co.

October 5, 2026	By:	/s/ George H. Vincent
George H. Vincent
Executive Vice President, General Counsel and Secretary